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                                                                   EXHIBIT 10.18

                           FIFTH AMENDMENT AGREEMENT
                           -------------------------

     FIFTH AMENDMENT AGREEMENT (this "Amendment Agreement") dated as of April 30, 1999- by and among Moore Medical Corp. (the "Borrower"), BankBoston, N.A. (as successor by merger to Bank of Boston Connecticut) and certain other lending institutions (collectively, the "Banks"), and BankBoston, N.A. (as successor by merger to Bank of Boston Connecticut), as agent for the Banks (in such capacity, the "Agent"), amending a certain Revolving Credit Agreement dated as of January 9, 1996, as amended by the First Amendment Agreement dated as of March 1, 1996, the Second Amendment Agreement dated as of December 27, 1996, the Third Amendment and Waiver Agreement dated as of April 14, 1997 and the Fourth Amendment and Waiver Agreement dated as of March 30, 1998 (as amended, the "Credit Agreement").


                                  WITNESSETH
                                  -----------
     WHEREAS, the Borrower has requested that the Banks amend certain terms and conditions of the Credit Agreement; and

     WHEREAS, the Banks and the Agent are willing to amend such terms and conditions on the terms and conditions set forth herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     (S)1.  Definitions. Capitalized terms used herein without definition that
            -----------
are defined in the Credit Agreement shall have the same meanings herein as therein.

     (S)2.  Ratification of Existing Agreements. All of the Borrower's
            -----------------------------------
obligations and liabilities to the Agent and the Banks, and all the Agent's and Banks' obligations and liabilities to the Borrower, as evidenced by or otherwise arising under the Credit Agreement, the Notes and the other Loan Documents, except as otherwise expressly modified in this Amendment Agreement upon the terms set forth herein, are, by the Borrower's, the Agent's and Banks', execution of this Amendment Agreement ratified and confirmed in all respects. In addition, by the Borrower's execution of this Amendment Agreement, the Borrower represents and warrants that, subject to the provided and provided, however, clauses of Section 5.4 of the Credit Agreement, no counterclaim, right of set-off or defense of any kind exists or is outstanding with respect to such obligations and liabilities.

     (S)3.  Representations and Warranties. All of the representations and
            ------------------------------
warranties made by the Borrower in the Credit Agreement, the Notes and the other Loan Documents are true and correct on the date hereof as if made on and as of the date hereof, except to the extent that any of such representations and warranties relate by their terms to a prior date and except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and

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changes occurring in the ordinary course of business that singly or in the aggregate do not have a Material Adverse Effect.

     (S)4.  Conditions Precedent. The effectiveness of the amendments
            --------------------
contemplated hereby shall be subject to the satisfaction on or before the date hereof of each of the following conditions precedent:

             (a)  Representations and Warranties. All of the representations and
                  ------------------------------
     warranties made by the Borrower herein, whether directly or incorporated by reference, shall be true and correct on the date hereof, except as provided in (S)3 hereof.

             (b)  Performance: No Event of Default. The Borrower shall have
                  --------------------------------
     performed and complied in all material respects with all terms and conditions herein required to be performed or complied with by it prior to or at the time hereof, and there shall exist no Default or Event of Default.

             (c)  Corporate Action. All requisite corporate action necessary for
                  ----------------
     the valid execution, delivery and performance by the Borrower of this Amendment Agreement and all other instruments and documents delivered by the Borrower in connection therewith shall have been duly and effectively taken.

             (d)  Delivery. The parties hereto shall have executed and delivered
                  --------
     this Amendment Agreement. In addition, the Borrower shall have executed and delivered such further instruments, and take such further action as the Agent and the Banks may have reasonably requested, in each case further to effect the purposes of this Amendment Agreement, the Credit Agreement and the other Loan Documents.

             (e)  Fees and Expenses. The Borrower shall have paid to the Agent
                  -----------------
     and the Banks all fees and expenses incurred by the Agent in connection with this Amendment Agreement, the Credit Agreement or the other Loan Documents on or prior to the date hereof.

     (S)5.  Amendments to Credit Agreement.
            ------------------------------

             (S)5.1. Amendment to (S) 2.1. Section 2.1 of the Credit Agreement
                     --------------------
     is hereby amended by deleting the entire thirteenth line of such section and substituting the phrase "time exceed the Total Commitment." therefor.

             (S)5.2. Amendment to (S) 2.10.  Section 2.10 of the Credit
                     ---------------------
     Agreement is hereby deleted in its entirety.

             (S)5.3. Amendment to (S) 3.2. Section 3.2 of the Credit Agreement
                     --------------------
     is hereby amended by deleting the phrase "lesser of (a) the Total Commitment and (b) the Borrowing Base." in the fourth line thereof and substituting the phrase "the Total Commitment," therefor.

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             (S)5.4.   Amendment to (S) 4.1. Section 4.1(a) of the Credit
                       --------------------
     Agreement is hereby amended by deleting the phrase "lessor of (1) the Total Commitment and (2) the Borrowing Base." in the second to last and last line thereof and substituting the phrase "Total Commitment." therefor.

             (S)5.5.   Amendment to (S) 6. Section 6 of the Credit Agreement is
                       ------------------
     hereby amended in its entirety to read as follows:

             "(S)6.    Intentionally Omitted."

             (S)5.6.   Amendment to (S) 7.14.  Section 7.14 of the Credit
                       ---------------------
     Agreement is hereby amended in its entirety to read as follows:

             "(S)7.14. Intentionally Omitted."

             (S)5.7.   Amendment to (S) 8.4. Section 8.4(e) of the Credit
                       -------------------
     Agreement is hereby amended in its entirety to read as follows:

             "(e)        intentionally omitted;"

             (S)5.8.   Amendment to (S)8.5. Clause "(ii)" of Section 8.5(b) of
                       -------------------
     the Credit Agreement is hereby amended in its entirety to read as follows:

             "(ii) upon becoming aware thereof, of any inquiry, proceeding, investigation, or other action, including a notice from any agency of potential environmental liability, or any federal, state or local environmental agency or board, that has the potential to materially affect the assets, liabilities, financial conditions or operations of the Borrower or any of its Subsidiaries."

             (S)5.9.   Amendment to (S)8.5.  Section 8.5(c) of the Credit
                       -------------------
     Agreement is hereby amended in its entirety to read as follows:

             "(c)       Notification of Claim Against Assets. The Borrower will,
     immediately upon becoming aware thereof, notify the Agent and each of the Banks in writing of any setoff, claims (including, with respect to the Real Estate, environmental claims), withholdings or other defenses to which any of the assets of the Borrower, or the Agent's rights with respect thereto, are subject."

             (S)5.10.  Amendment to (S)8.7. Section 8.7 of the Credit Agreement
                       -------------------
     is hereby amended in its entirety to read as follows:

             "(S)8.7.  Insurance The Borrower will, and will cause each of its
                       ---------
     Subsidiaries to, maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with the general practices of businesses engaged in similar activities in similar geographic areas and in amounts, containing such terms, in such forms and for such periods as may be reasonable and prudent."

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          (S)5.11.  Amendment to (S) 8.13. Section 8.13 of the Credit Agreement
                    ---------------------
     is hereby deleted.

          (S)5.12.  Amendment to (S) 9.1. Section 9.1 of the Credit Agreement
                    --------------------
     is hereby amended by deleting "." from the end of subsection "(h)" and substituting "; and" therefore and by adding a new subsection "(i)" to such section to read as follows:

          "(i) Indebtedness in the aggregate principal amount not in excess of $10,000,000 at any time as long as such Indebtedness is either (x) unsecured or (y) incurred in connection with the acquisition of Acquired Assets or Capitalized Leases and is secured only by such Acquired Assets or such Capitalized Leases with no other recourse of any kind whatsoever to the Borrower,"

          (S)5.13.  Amendment to (S) 9.2. Section 9.2(e)(viii) of the Credit
                    --------------------
     Agreement is hereby amended by adding the phrase "Acquired Assets or" after the phrase "mortgages on" in the second line of such section and adding the phrase "or (S)9.1(i)(y)" after "(S)9.1(f)" in the fifth line of such section.

          (S)5.14.  Amendment to (S) 9.3. Section 9.3 of the Credit Agreement
                    ---------------------
     is hereby amended by deleting "." from the end of subsection "(i)" and substituting "; and" therefore and by adding a new subsection "(j)" to such section to read as follows:

          "(j)       the Permitted Acquisitions."

          (S)5.15.  Amendment to (S) 9.5. Section 9.5(a) of the Credit Agreement
                    --------------------
     is hereby amended by inserting the phrase "the Permitted Acquisitions or" after the phrase "other than" in the fourth line of such section.

          (S)5.16.  Amendment to (S) 10.5. Section 10.5 of the Credit Agreement
                    ---------------------
     is amended by adding the phrase "(other than for Capital Assets acquired in connection with Permitted Acquisitions)" after the phrase "Capital Expenditures" in the second line of such section.

          (S)5.17.  Amendment to (S) 11.  Section 11.5 of the Credit Agreement
                    -------------------
       is hereby amended in its entirety to read as follows:

          "(S)11.5  Intentionally Omitted."

          (S)5.18.  Amendment to (S) 12.3. Section 12.3 of the Credit Agreement
                    --------------------
       is hereby amended in its entirety to read as follows:

          "(S)12.3. Intentionally omitted."

          (S)5.19.  Amendment to (S) 13.1.  Section 13.1(m) of the Credit
                    ---------------------
     Agreement is hereby amended in its entirety to read as follows:

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          "(m) there shall occur any material damage to, or loss, theft or destruction of, any assets of the Borrower, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty, which in any such case causes, for more than fifteen (15) consecutive days, the cessation or substantial curtailment of revenue producing activities at any facility of the Borrower or any of its Subsidiaries if such event or circumstance is not covered by business interruption insurance and would have a Materially Adverse Effect."

          (S)5.20.   Amendment to (S) 13.1.  Section 13.1(o) of the Credit
                     --------------------
     Agreement is hereby amended in its entirety to read as follows:

          "(o)        the Borrower or any of its Subsidiaries shall be indicted
     for a federal crime, a punishment for which could include the forfeiture of any assets of the Borrower or such Subsidiary having a fair market value in excess of $1,000,000;"

          (S)5.21.   Amendment to (S) 13.4. The first paragraph of Section 13.4
                     ---------------------
     of the Credit Agreement is hereby amended in its entirety to read as follows:

          "(S)13.4   Distribution of Proceeds. In the event that following the
                     ------------------------
     occurrence or during the continuance of any Default or Event of Default, the Agent or any Bank, as the case may be, receives any monies in connection with the enforcement of any the Loan Documents, or otherwise with respect to the realization upon any of the assets of the Borrower, such monies shall be distributed for application as follows:"

          (S)5.22.   Amendment to (S) 13.4. Section 13.4(a) of the Credit
                     ---------------------
     Agreement is hereby amended by deleting the word "Collateral" in the seventh line thereof and substituting the phrase "assets of the Borrower" therefor.

          (S)5.23.   Amendment to (S) 14. Section 14 of the Credit Agreement is
                     -------------------
     hereby amended by deleting the word "Collateral," in the first line thereof and substituting the phrase "collateral security, if any," therefor.

          (S)5.24.   Amendment to (S)15.11.  Section 15.11 of the Credit
                     ---------------------
     Agreement is hereby amended in its entirety to read as follows:

          "(S)15.11. Duties in the Case of Enforcement. In case one of more
                     ---------------------------------
          Events of Default have occurred and shall be continuing, and whether or not acceleration of the Obligations shall have occurred, the Agent shall, if (a) so requested by the Majority Banks and (b) the Banks have provided to the Agent such additional indemnities and assurances against expenses and liabilities as the Agent may reasonably request, proceed to enforce the provisions of the Loan Documents authorizing the sale or other disposition of all or any part of the assets of the Borrower and exercise all or any such other legal and equitable and other rights or remedies as it may have in respect of such assets. The Majority Banks may direct the Agent in writing as to the method and the extent of any such sale or other disposition, the Banks hereby agreeing to indemnify and hold the Agent, harmless

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          from all liabilities incurred in respect of all actions taken or omitted in accordance with such directions, provided that the Agent
                                                      --------
          need not comply with any such direction to the extent that the Agent reasonably believes the Agent's compliance with such direction to be unlawful or commercially unreasonable in any applicable jurisdiction."

          (S)5.25. Amendment to (S) 16. Section 16 of the Credit Agreement is
                   -------------------
     hereby amended by deleting the word "Collateral;" in the fourth to last line thereof and substituting the phrase "collateral security;" therefor.

          (S)5.26. Amendment to (S) 17. Section 17 of the Credit Agreement is hereby amended by deleting the word "Collateral," in the fourteenth line thereof and substituting the phrase "assets of the Borrower," therefor.

          (S)5.27. Amendments to Schedule 2. Schedule 2 is hereby amended by
                   ------------------------
     deleting the definitions of "Borrowing Base," "Borrowing Base Report," "Collateral," "Perfection Certificates" and "Security Agreement" set forth therein.

          (S)5.28. Amendments to Schedule 2.
                   ------------------------

                    (a)  The definition of "Loan Documents" appearing in
     Schedule 2 to the Credit Agreement is hereby amended by deleting the phrase "Security Agreement" from the second line thereof.

                    (b) The following definitions of "Permitted Acquisitions" and "Acquired Assets" are hereby added to Schedule 2 to the Credit Agreement in the proper alphabetical order to read as follows:

                    "Permitted Acquisitions. Shall mean any acquisition of all
                    -----------------------
     or substantially all the assets of, or shares or other equity interest in, a Person or division or line of business ("Acquired Assets") of a Person if immediately after giving effect thereto: (a) no Default or Event of Default shall have occurred and be continuing or would result therefrom, (b) all transactions related thereto shall be consummated in accordance in all material respects with applicable laws, (c) the Bank shall have received evidence that the board of directors (or Persons performing similar functions) of such Person shall have approved such acquisition, such evidence of approval to be in form and substance reasonably satisfactory to the Bank in all respects, (d) such acquisition is in the same or similar line of business of the Borrower, (e) the payment of the total consideration for such acquisition, separately and when considered with all acquisitions of Acquired Assets since the Closing Date, shall not be in excess of $10,000,000, (f) one hundred percent (100%) of the capital stock or other equity interest of any acquired or newly formed corporation, partnership, limited liability, association or other business entity is owned directly by the Borrower or a Subsidiary of the Borrower and (g)(x) the Borrower and its Subsidiaries shall be in compliance, on a pro forma basis after giving effect to such acquisition or formation, with the covenants contained in (S)10 recomputed as at the last day of each relevant period for testing such compliance, and the Borrower shall have

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     delivered to the Bank an officer's certificate to such effect, together with all relevant financial information for such subsidiary or assets, and
     (y) any acquired or newly formed subsidiary shall not be liable for any Indebtedness (except for Indebtedness permitted by (S)9.1 hereof).

          (S)6.  Release of Collateral. Subject to the satisfaction of the
                 ---------------------
     conditions set forth herein and in accordance with the terms hereof, the Banks and the Agent hereby release the security interest in and lien on the Collateral and agree to execute and file termination statements in all filing offices of each jurisdiction in which a financing statement with respect to any of the Collateral was filed, all at the cost and expense of the Borrower.

          (S)7.  Expenses. The Borrower agrees to pay to the Agent upon demand
                 --------
     an amount equal to any and all out-of-pocket costs or expenses (including reasonable legal fees and disbursements and appraisal expenses) incurred or sustained by the Agent in connection with the preparation of this Amendment Agreement and any related matters.

          (S)8.  Miscellaneous.
                 -------------

                  (c) This Amendment Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut.

                  (d) Except as otherwise expressly provided by this Amendment Agreement, all of the respective terms, conditions and provisions of the Credit Agreement shall remain the same and in full force and effect. It is declared and agreed by each of the parties hereto that this Amendment Agreement and the Credit Agreement be read and construed as one instrument, and all referenced in the Loan Documents to the Credit Agreement shall hereafter refer to the Credit Agreement, as amended by this Amendment Agreement.

     IN WITNESS WHEREOF, each of the parties hereto have caused this Amendment Agreement to be executed in its name and behalf by its duly authorized officer as of the date first written above.

                                   MOORE MEDICAL CORP.


                                   By:  /s/ David V. Harper
                                        -------------------
                                        Executive Vice President - Finance and
                                        Chief Financial Officer

                                   BANKBOSTON, N.A. (as successor by merger to Bank of Boston Connecticut) Individually and as Agent


                                   By:  /s/ Donald W. Peters
                                        --------------------
                                        Vice President

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